SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549


FORM 8-K

--------------------

CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of Earliest Event Reported):  June 22, 1999



 MARINE SHUTTLE OPERATIONS INC.
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(Exact name of registrant as specified in its charter)






NEVADA                                                         0-29796


                          91-1913992
----------------------------
 ----------------------------
                               ---------------------------
(State of Incorporation)                            (Commission File No.)

                     (I.R.S. Employer






                                                    Identific
                                                    ation
                                                    No.)


4410 MONTROSE BOULEVARD, HOUSTON, TEXAS

                                 77006
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                               -----------
(Address of principal executive offices)

                               (Zip Code)



(713) 529-7498
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(Registrant's telephone number, including area code)



ITEM 4.              CHANGES IN REGISTRANT'S CERTIFYING
                     ACCOUNTANT

(b)   New independent accountants

          Effective June 22, 1999, the Registrant engaged Ernst & Young LLP as its new independent accountants to audit the Registrant's financial statements for the year ending December 31, 1999.


SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



MARINE SHUTTLE OPERATIONS INC.


Date:  June 24, 1999           By: /s/ Iqbal Akram
                                   Iqbal Akram, Vice President